UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of Registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-451-3051

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) Wilshire Global Allocation Fund
June 30, 2015

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentary	4
Disclosure of Fund Expenses	6
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	18
Additional Fund Information	28

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter to Shareholders

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Wilshire Global Allocation Fund. This report covers the period from January 1, 2015 to June 30, 2015 for the Wilshire Global Allocation Fund.

MARKET ENVIRONMENT

U.S. Equity Market

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 1.68% during the first half of the year and posted its 12th consecutive quarterly gain in the second quarter. During the first six months of the year, small-cap stocks outpaced large-cap stocks, with the Wilshire U.S. Small-Cap IndexSM and Wilshire U.S. Large-Cap IndexSM returning 4.03% and 1.38%, respectively, while growth stocks outperformed value-oriented securities across capitalizations. Sector performance varied widely during the first six months of the year, with commodity-influenced and more interest rate sensitive sectors trailing while Health Care surged. Through June 30, the Health Care, Consumer Discretionary, and Telecom Services sectors returned 11.5%, 6.8%, and 5.1% respectively, while the Utilities, Energy, and Industrials sectors lagged, returning -10.6%, -4.3%, and -2.2%, respectively.

International Equity Market

International equities outpaced the domestic equity market during the first half of the year as the MSCI EAFE Index rose 5.52%. After trailing foreign developed markets during the first quarter, emerging markets lead their developed market counterparts in the second quarter. The MSCI Emerging Markets Index rose 2.95% through June 30. Global equity markets started 2015 with strong gains, with European stocks leading the charge. Despite Greece’s ongoing fiscal woes, the Eurozone began to show signs of economic recovery as recent moves by European central banks to relax monetary policy, including quantitative easing bond-buying programs, sent stock prices soaring. The European stock market rally that ushered in 2015 was brought to an abrupt end by the late-June breakdown in negotiations between the European Central Bank and beleaguered Greece, resulting in a second-quarter loss for European region stocks in local currency terms. Pacific region stocks also lost ground in June, but returned positive performance for the second quarter, adding to their strong first-quarter returns. China’s stock market suffered a deep correction in June, but year-to-date its run-up has been very strong, underpinning gains in emerging market equities as a whole.

Bond Market

Although the U.S. Federal Reserve refrained from raising short-term interest rates in the first half of the year, investors still began selling bonds in the second quarter to lock in gains and prepare for higher rates by year-end. After falling during the first quarter, U.S. Treasury yields rose over the second quarter at all maturities beyond one year, with two-year Treasury yields ticking up 8 basis points to 0.64% at quarter-end and thirty-year Treasury yields jumping 57 bps to 3.11%. High yield, as measured by the Barclays High Yield Index, returned 2.53% year-to-date, adding 1.79% of excess return over comparable U.S. Treasuries. Bank loans managed to post a positive quarter, returning 0.69% as measured by the S&P/LSTA Loans Index, and added 2.83% for the year. The 0.25-year duration profile avoided much of the negative performance on the long-end of a steepening curve.

Fund Performance Review

The Wilshire Global Allocation Fund returned 2.94%, outperforming its custom benchmark by 1.28%. We are pleased with the Fund’s performance for the first half of 2015 and we are confident that the Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

Wilshire Variable Insurance Trust Letter to Shareholders - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the risks associated with investing, investments in smaller companies typically exhibit higher volatility. Bonds and bond funds will decrease in value as interest rates rise. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. Foreign investment risk may be particularly high to the extent the funds invest in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. Diversification may not protect against loss.

The Fund is available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Please see the prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Return

Six Months Ended 06/30/15*	2.94%
One Year Ended 06/30/15	1.06%
Five Years Ended 06/30/15	9.51%
Ten Years Ended 06/30/15	4.69%

STOCK/BOND COMPOSITE INDEX(1)

Average Annual Total Return

Six Months Ended 06/30/15*	1.66%
One Year Ended 06/30/15	1.59%
Five Years Ended 06/30/15	9.23%
Ten Years Ended 06/30/15	6.01%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

Stock/Bond Composite Index is a blend of 65% MSCI All Country World (ACWI) Index and 35% Barclays Global Aggregate Index (Hedged). The MSCI ACWI Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the six months ended June 30, 2015, fees totaling 0.09% of average net assets were waived.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of June 30, 2015)

The U.S. stock market got off to a slow start as the Wilshire 5000 Total Market IndexSM rose 1.68% through June 2015. The year started with a loss as increased market volatility, triggered by the continued sell off in oil and quantitative easing in the Eurozone, spooked investors. As volatility decreased in February, markets rebounded strongly before again retracting to end the first quarter. April and May posted positive returns as investors rallied around the Federal Reserve’s patience with raising interest rates. However, markets sold off during the last week of June as tensions in the Eurozone spilled into the domestic market as Greek Prime Minster Alexis Tsipras formally rejected the International Monetary Fund’s bailout offer.

International stock markets outperformed the U.S. as the MSCI All Country World ex-U.S. Index returned 4.03% in the first half of the year. The Eurozone showed signs of economic recovery as the European Central Bank began its quantitative easing program. Pacific markets continued to post strong quarterly gains as Japan, supported by positive corporate earnings and hopes of additional stimulus from the Bank of Japan, emerged from a recession, returning 13.6% through June 30. Uncertainty related to the Greek financial crisis increased market volatility towards the end of the second quarter.

After a strong first quarter, most fixed income markets sold off in the second quarter of 2015. The Barclays U.S. Aggregate Bond Index returned -0.10% year to date. During the second quarter sell off, investment grade corporates was the largest underperforming sector. On the other hand, structured securities was the best performing sector as shorter duration agency mortgage-backed securities and muted selling pressures buffered losses. The 10-year U.S. Treasury yield rose 18 basis points over the first half of the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The Wilshire Global Allocation Fund (the “Fund”) returned 2.94% for the first six months of 2015, outperforming the custom benchmark return of 1.66% by 1.28%.

We are pleased with the Fund’s outperformance for the year-to-date period and believe the Fund is well positioned going into the second half of 2015 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended June 30, 2015 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return:This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended June 30, 2015 (Unaudited)

	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Expense Ratio(1)	Expenses Paid During Period 01/01/15-06/30/15(2)(3)
Wilshire Global Allocation Fund(4)
Actual Fund Return	$ 1,000.00	$ 1,029.40	0.52%	$ 2.62
Hypothetical 5% Return	$ 1,000.00	$ 1,022.22	0.52%	$ 2.61

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(3)	Expenses shown do not include annuity contract fees.
(4)	The expense ratio does not include the expenses of the underlying funds.

Wilshire Global Allocation Fund Schedule of Investments June 30, 2015 (Unaudited)

	Maturity Date	Shares/Par	Value
INVESTMENTS IN AFFILIATED FUNDS — 68.7%
Wilshire International Equity Fund, Institutional Class*		17,414,016	$163,691,749
Wilshire Large Company Growth Portfolio, Institutional Class*		1,611,949	68,394,982
Wilshire Large Company Value Portfolio, Institutional Class*		2,801,983	59,458,086
Wilshire Small Company Growth Portfolio, Institutional Class*		599,626	16,153,929
Wilshire Small Company Value Portfolio, Institutional Class*		635,596	15,031,855

Total Investment in Affiliated Funds (Cost $327,938,866)			322,730,601

ASSET-BACKED SECURITIES — 16.4%
Consumer Discretionary — 0.1%
Connecticut Valley Structured Credit CDO III, Ltd.
0.931%(a) (b)	03/23/23	$422,292	412,136

Financials — 1.1%
ARES XI CLO, Ltd.
3.276%(a) (b)	10/11/21	2,000,000	1,954,356
ARES XXIII CLO, Ltd.
3.457%(a) (b)	04/19/23	1,250,000	1,247,250
CIFC Funding, Ltd.
1.779%(a) (b)	05/10/21	1,300,000	1,221,811
3.345%(a) (b)	08/14/24	1,000,000	991,731
			5,415,148
Health Care — 0.3%
Gale Force CLO, Ltd.
3.776%(a) (b)	08/20/21	1,250,000	1,250,261

Industrials — 0.5%
Gramercy Park CLO, Ltd.
3.224%(a) (b)	07/17/23	1,500,000	1,500,050
4.324%(a) (b)	07/17/23	1,000,000	1,000,001
			2,500,051
Other Asset-Backed Securities — 14.4%
AABS, Ltd.
4.875%(c)	01/10/38	594,271	604,671
AASET
5.125%(a)	12/15/29	1,442,308	1,430,769
7.375%(a)	12/15/29	721,154	721,154
ACAS CLO, Ltd.
2.601%(a) (b)	09/20/23	1,000,000	998,609
3.531%(a) (b)	09/20/23	1,000,000	1,000,113
AMMC CLO XIII, Ltd.
2.978%(a) (b)	01/26/26	1,500,000	1,485,025
Babson CLO, Ltd.
0.000%(b)	05/15/23	1,000,000	737,953
Baker Street CLO II, Ltd.
1.005%(a) (b)	10/15/19	1,500,000	1,438,827
Brad CDO, Ltd.
4.213%(i)	03/12/26	966,281	964,155
Castlelake Aircraft Securitization Trust
5.250%(b)	02/15/29	864,580	855,243
7.500%(b)	02/15/29	771,278	776,986
Cent CLO LP
2.505%(a) (b)	08/01/24	500,000	500,006
3.500%(a) (b)	08/01/24	1,000,000	1,000,165
Chesterfield Financial Holdings LLC
4.500%(b)	12/15/34	948,000	946,388
CIFC Funding, Ltd.
2.184%	12/05/24	1,500,000	1,496,442
Dryden 37 Senior Loan Fund
0.215%(b)	04/15/27	1,000,000	969,476
Duane Street CLO IV, Ltd.
1.275%(a) (b)	11/14/21	1,500,000	1,447,091
ECAF I, Ltd.
4.947%(b)	06/15/40	1,000,000	999,900
Flagship CLO VI
2.682%(a) (b)	06/10/21	2,000,000	1,964,374
Flagship VII, Ltd.
3.235%(a) (b)	01/20/26	1,500,000	1,481,274
Fortress Credit Investments IV, Ltd.
2.179%(a) (b)	07/17/23	1,250,000	1,247,000
Fortress Credit Opportunities V CLO, Ltd.
2.884%(a) (b)	10/15/26	1,000,000	1,001,300
3.821%(a) (b)	10/15/26	1,000,000	986,768
GCAT LLC
3.721%(b) (c)	10/25/19	2,821,674	2,837,910
Golub Capital Partners CLO, Ltd.
2.683%(a) (b)	10/25/26	700,000	695,660
3.207%(a) (b)	10/20/21	2,500,000	2,491,270
GSAA Home Equity Trust
0.457%(a)	07/25/37	1,372,658	1,159,539
Halcyon Loan Advisors Funding, Ltd.
3.131%(a) (b)	12/20/24	1,500,000	1,475,202
Helios Series I Multi Asset CBO, Ltd.
1.295%(a) (b)	12/13/36	922,128	877,644
Highbridge Loan Management, Ltd.
2.531%(a) (b)	09/20/22	1,000,000	999,898
3.531%(a) (b)	09/20/22	1,000,000	1,001,996
ING Investment Management CLO, Ltd.
2.477%(a) (b)	06/14/22	1,500,000	1,437,003
Ivy Hill Middle Market Credit Fund IX, Ltd.
2.685%(a) (b)	10/18/25	2,000,000	2,009,200
Katonah, Ltd.
2.286%(a) (b)	04/17/20	1,000,000	981,820
Keuka Park CLO, Ltd.
0.000%(b)	10/21/24	1,250,000	983,546
KVK CLO, Ltd.
0.000%(b)	04/14/25	1,150,000	782,302
Marea CLO, Ltd.
2.086%(a) (b)	10/15/23	1,250,000	1,248,500
Marine Park CLO, Ltd.
4.776%(a) (b)	05/18/23	1,250,000	1,250,576
Nationstar HECM Loan Trust
4.500%(b)	11/25/17	507,698	510,389
Neuberger Berman CLO, Ltd.
3.377%	07/25/23	1,500,000	1,507,103
4.025%(b)	07/25/23	450,000	295,386
Ocean Trails CLO IV
3.277%(a) (b)	08/13/25	1,750,000	1,729,406
Rampart CLO, Ltd.
2.152%	10/25/21	1,000,000	985,000

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) June 30, 2015 (Unaudited)

	Maturity Date	Par	Value
Other Asset-Backed Securities — (continued)
Regatta V Funding, Ltd.
3.383%(a) (b)	10/25/26	$1,500,000	$1,513,728
Rise Ltd.
4.750%(a)	02/12/39	1,371,960	1,385,679
Rockwall CDO II, Ltd.
0.828%(a) (b)	08/01/24	1,500,000	1,393,475
Steele Creek CLO, Ltd.
2.531%(a) (b)	08/21/26	2,000,000	1,982,802
TCW Global Project Fund II, Ltd.
1.625%(a)	06/24/16	59,063	58,473
TICP CLO II, Ltd.
3.257%(a) (b)	07/20/26	1,000,000	998,196
Treman Park CLO LLC
0.466%(b)	04/20/27	500,000	473,798
Triaxx Prime CDO, Ltd.
0.444%(a) (b)	10/02/39	1,486,235	1,385,468
Venture VI CDO, Ltd.
1.759%(a) (b)	08/03/20	2,250,000	2,157,334
Venture XII CLO, Ltd.
3.112%(a) (b)	02/28/24	1,000,000	986,502
Vibrant CLO, Ltd.
2.657%(a) (b)	07/17/24	1,000,000	1,000,052
VOLT XXVII LLC
3.375%(b)	08/27/57	1,232,316	1,233,076
WhiteHorse IV, Ltd.
1.725%(a) (b)	01/17/20	1,500,000	1,434,407
Wrightwood Capital Real Estate CDO, Ltd.
0.711%(a) (b)	11/21/40	1,450,000	1,388,404
			67,704,433
Total Asset-Backed Securities
(Cost $77,325,107)			77,282,029

CORPORATE BONDS — 4.9%
Consumer Discretionary — 0.2%
Time Warner Cable, Inc.
4.500%	09/15/42	800,000	652,562

Consumer Staples — 0.4%
Bumble Bee Holdings, Inc.
9.000%(b)	12/15/17	919,000	963,801
Vector Group, Ltd.
7.750%	02/15/21	1,000,000	1,070,000
			2,033,801
Energy — 0.3%
Atlas Energy Holdings Operating Co. LLC
9.250%(b)	08/15/21	500,000	375,000
BreitBurn Energy Partners
7.875%	04/15/22	420,000	348,600
Dynagas LNG Partners
6.250%	10/30/19	500,000	470,000
			1,193,600
Financials — 3.4%
Atlantic Marine Corp. Communities LLC
5.433%(b)	12/01/50	723,852	704,952
Bank of America Corp.
5.125%(a) (h)	12/31/49	1,700,000	1,671,950
6.100%(a)	12/29/49	400,000	394,000
Citigroup, Inc.
5.800%(a)	11/29/49	300,000	300,750
5.875%(a)	12/29/49	685,000	685,856
5.950%(a)	12/31/49	1,250,000	1,206,500
Deutsche Bank AG
4.500%	04/01/25	1,250,000	1,195,875
EPR Properties
5.250%(d) (h)	07/15/23	750,000	786,014
5.750%(d) (h)	08/15/22	1,500,000	1,608,554
GMH Military Housing-Navy Northeast LLC
6.298%	10/15/49	725,000	740,515
Jefferies Finance LLC
7.500%(b)	04/15/21	500,000	499,300
JPMorgan Chase & Co.
5.000%(a) (h)	12/29/49	2,200,000	2,153,250
5.300%(a)	12/29/49	500,000	496,300
Morgan Stanley
5.550%(a)	12/29/49	500,000	496,375
Ohana Military Communities LLC
5.558%(b)	10/01/36	600,000	624,144
SunTrust Banks, Inc.
5.625%(a)	12/15/19	2,300,000	2,300,000
Wachovia Capital Trust III
5.570%(a)	12/31/49	210,000	207,638
			16,071,973
Health Care — 0.1%
Tenet Healthcare Corp.
3.786%(a) (b)	06/15/20	500,000	504,375

Industrials — 0.3%
Quality Distribution LLC
9.875%(h)	11/01/18	1,416,000	1,485,030

Information Technology — 0.2%
CDK Global, Inc.
4.500%(h)	10/15/24	350,000	350,466
Trimble Navigation, Ltd.
4.750%	12/01/24	500,000	500,675
			851,141
Total Corporate Bonds
(Cost $23,110,832)			22,792,482

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.4%
Non-Agency Mortgage-Backed Obligation — 4.4%
Acre Commercial Mortgage Trust
2.500%(a) (b)	08/15/31	1,000,000	998,458
Alliance Bancorp Trust
0.427%(a)	07/25/37	1,331,863	880,649
American Home Mortgage Assets Trust
0.377%(a)	12/25/46	1,990,944	1,375,668
Banc of America Funding, Ltd.
0.375%(a) (b)	11/03/41	1,513,421	1,419,589
Capmark Military Housing Trust
5.746%(b)	02/10/52	1,942,946	1,788,677
6.059%(b)	10/10/52	486,679	446,723
GE Business Loan Trust
0.636%(a) (b)	04/16/35	1,343,108	1,239,079

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) June 30, 2015 (Unaudited)

	Maturity Date	Par	Value
Non-Agency Mortgage-Backed Obligation — (continued)
HarborView Mortgage Loan Trust
0.378%(a)	01/19/38	$1,303,092	$1,098,809
Harborview Mortgage Loan Trust
0.338%(a)	01/25/47	1,231,672	952,041
Hilton USA Trust
5.609%(a) (b)	11/05/30	1,000,000	1,013,519
LSTAR Securities Investment Trust
2.181%(a) (b)	04/03/17	1,557,956	1,551,917
3.280%(a) (b)	09/01/21	2,816,754	2,817,317
Luminent Mortgage Trust
0.387%(a)	02/25/46	1,806,305	1,331,906
Morgan Stanley Re-REMIC Trust
0.512%(a) (b)	06/26/36	1,212,122	900,957
Motel 6 Trust
3.532%(b)	02/05/20	1,000,000	1,003,969
SRERS Funding, Ltd.
0.433%(a) (b)	05/09/46	1,916,574	1,853,883

Total Collateralized Mortgage Obligations
(Cost $21,023,954)			20,673,161

MUNICIPAL BONDS — 2.7%
Chicago, Ser B, GO
5.432%	01/01/42	300,000	247,929
Chicago City Colleges, GO
5.110%(e)	01/01/31	1,500,000	638,700
Chicago, Waterworks Revenue, RB
6.742%	11/01/40	290,000	330,664
College of the Sequoias Tulare Area Improvement District No. 3, GO
2.596%(c)	08/01/32	1,000,000	459,480
Detroit Wayne County Stadium Authority, RB
5.000%	10/01/26	400,000	435,372
Illinois, GO
5.650%	12/01/38	2,000,000	1,905,140
Industry Public Facilities Authority, TA
5.044%	01/01/27	1,000,000	1,009,210
Jefferson Sewer Revenue, RB
5.209%(e)	10/01/30	3,000,000	1,402,680
Metropolitan Pier & Exposition Authority, Ser B, RB
4.840%(e)	06/15/45	1,000,000	215,010
Miami-Dade, Sub-Ser, RB
5.142%(e) (h)	10/01/42	3,250,000	837,752
5.062%(e) (h)	10/01/45	5,550,000	1,207,014
New Jersey Transportation Trust Fund Authority, Ser C, RB
4.840%(e)	12/15/32	2,000,000	840,880
New Jersey Transportation Trust Fund Authority, Ser B, RB
6.561%	12/15/40	500,000	527,775
Port Authority of New York & New Jersey, Ser 182, RB
5.310%	08/01/46	270,000	285,962
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Ser Senior A, RB
5.125%(i)	07/01/47	1,000,000	980,030
Puerto Rico Electric Power Authority, Ser NN, RB
4.750%(i)	07/01/33	405,000	358,956
Puerto Rico Highways & Transportation Authority, Ser D, RB
5.000%(i)	07/01/32	350,000	340,904
Puerto Rico Highways & Transportation Authority, Ser CC, RB
5.500%(i)	07/01/28	250,000	242,152
San Marcos Unified School District, Ser B, GO
4.370%(e)	08/01/47	1,200,000	270,912

Total Municipal Bonds
(Cost $12,975,509)			12,536,522

U.S. TREASURY OBLIGATIONS — 2.1%
U.S. Treasury Bond
2.807%(e)	11/15/44	4,435,000	1,713,037
U.S. Treasury Note
2.125%(h)	05/15/25	4,935,000	4,845,553
2.000%(h)	02/15/25	1,975,000	1,918,835
2.000%	08/31/21	1,535,000	1,540,036

Total U.S. Treasury Obligations (Cost $10,134,687)			10,017,461

LOAN PARTICIPATIONS — 2.1%
Albertson's LLC, Term B-4 Loan
5.500%	08/25/21	498,750	500,665
Atkore International, Inc., Initial Term Loan (First Lien)
4.500%	04/09/21	173,250	167,186
Auris Luxembourg III SA
5.500%	12/10/21	997,500	996,253
BJ's Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19	594,482	593,329
Carecore National, LLC, Term Loan
5.500%	03/05/21	248,116	248,530
CompuCom Systems, Inc., Term Loan
4.250%	05/07/20	333,948	308,902
Fitness International, LLC, Term B Loan
5.500%	07/01/20	495,744	475,295
Gates Global LLC, Initial Dollar Term Loan
4.250%	07/05/21	595,500	585,823
Go Daddy Operating Company, LLC, Initial Term Loan
4.250%	05/13/21	495,000	495,079
Hardware Holdings LLC, Term Loan (First Lien)
6.750%(i)	03/30/20	645,125	627,384
Hub International Limited, Initial Term Loan
4.000%	10/02/20	197,995	196,387
Interactive Data Corporation, Term Loan
4.750%	05/02/21	99,000	99,248

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) June 30, 2015 (Unaudited)

	Maturity Date	Par/Shares	Value
LOAN PARTICIPATIONS — (continued)
Landmark Aviation FBO Canada, Inc., Canadian Term Loan
4.750%	10/25/19	$26,520	$26,321
Lineage Logistics, LLC, Term Loan
4.500%	04/07/21	445,489	436,579
LM U.S. Member LLC (LM U.S. Corp Acquisition Inc.), Initial Term Loan (First Lien)
4.750%	10/25/19	668,187	663,175
MH Sub I, LLC (Micro Holding Corp.), Initial Term Loan (First Lien)
5.000%	07/08/21	1,693,831	1,689,072
Ranpak Cov-Lite, 2nd Lien Term Loan
8.250%	09/22/22	200,000	199,250
TelX Group, Inc., The, Initial Term Loan (First Lien)
4.500%	04/09/20	495,000	492,525
York Risk Services Holding Corp. (Onex York Finance LP), Term Loan
4.750%	10/01/21	992,500	970,169

Total Loan Participations (Cost $9,831,335)			9,771,172

FOREIGN BONDS — 1.6%
Canada — 0.4%
Sirius XM Canada Holdings, Inc.
5.625%(b)	04/23/21	CAD 400,000	320,256
Yamana , Inc.
4.950%(f) (h)	07/15/24	1,450,000	1,396,686
			1,716,942
Dominican Republic — 0.1%
Dominican Republic International Bond
6.850%(b) (f)	01/27/45	700,000	714,000

Kenya — 0.2%
Kenya Government International Bond
6.875%(b) (f)	06/24/24	900,000	913,122

Mexico — 0.1%
Mexico Government International Bond
4.600%(f)	01/23/46	500,000	462,500

Peru — 0.3%
Corp. Financiera de Desarrollo SA
5.250%(a) (b) (f) (h)	07/15/29	1,350,000	1,360,125

Supra-National — 0.1%
Africa Finance Corp. MTN
4.375%(b) (f)	04/29/20	500,000	505,000

Sweden — 0.2%
Nordea Bank AB MTN
5.500%(a) (b) (f) (h)	09/29/49	1,000,000	989,687

Switzerland — 0.0%
Credit Suisse Group AG
6.250%(a) (b) (f)	12/29/49	100,000	95,363

United Kingdom — 0.2%
HSBC Holdings PLC
6.375%(a) (f)	12/29/49	250,000	250,625
Moto Finance PLC
6.375%(b)	09/01/20	GBP 300,000	481,172
			731,797
Total Foreign Bonds
(Cost $7,571,647)			7,488,536

EXCHANGE TRADED FUND — 0.8%
Guggenheim Strategy Fund I*		150,930	3,761,188

Total Exchange Traded Fund (Cost $3,756,360)			3,761,188

ESCROW SECURITIES — 0.0%
Financials — 0.0%
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(g)	11/29/49	200,000	—
Lehman Brothers Holdings, Inc. MTN
6.500%(g)	07/19/17	160,000	—
6.750%(g)	12/28/17	340,000	—

Total Escrow Securities
(Cost $—)			—

SHORT-TERM INVESTMENT — 0.7%
Northern Trust Institutional Government Select Portfolio, Institutional Class, 0.010%(j)		3,354,581	3,354,581

Total Short-Term Investment (Cost $3,354,581)			3,354,581

Total Investments — 104.4%
(Cost $497,022,878)			490,407,733

Other Assets & Liabilities, Net — (4.4)%			(20,466,683)

NET ASSETS — 100.0%			$469,941,050

*	Affiliated Fund.
(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2015. The date reported on the Schedule of Investments is the final maturity date.
(b)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on June 30, 2015. The coupon on a step bond changes on a specified date.
(d)	Real Estate Investment Trust
(e)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(f)	Foreign security denominated in U.S. currency.

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) June 30, 2015 (Unaudited)

(g)	Security in default on interest payments.
(h)	Security, or portion thereof, has been pledged as collateral on open reverse repurchase agreements.
(i)	Securities considered illiquid. The total market value of such securities as of June 30, 2015 was $3,513,581 and represented 0.7% of Net Assets.
(j)	Rate shown is the 7-day effective yield as of June 30, 2015.

A list of the outstanding forward foreign currency contracts held by the Fund at June 30, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Bank of America	07/08/15	CAD	400,000	USD	321,354	$1,134
Bank of America	07/08/15	EUR	1,100,000	USD	1,237,997	11,525
Bank of America	07/08/15	GBP	310,000	USD	475,112	(11,946)
						$713

For the period ended June 30, 2015, the total amount of all forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

CAD — Canadian Dollar

CBO — Collateralized Bond Obligation

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

EUR — Euro

GBP — British Pound

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — United States Dollar

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3‡	Total
Investment in Affiliated Funds	$322,730,601	$—	$—	$322,730,601
Asset-Backed Securities	—	77,282,029	—	77,282,029
Corporate Bonds	—	22,792,482	—	22,792,482
Collateralized Mortgage Obligations	—	20,673,161	—	20,673,161
Municipal Bonds	—	12,536,522	—	12,536,522
U.S. Treasury Obligations	—	10,017,461	—	10,017,461
Loan Participations	—	9,771,172	—	9,771,172
Foreign Bonds	—	7,488,536	—	7,488,536
Exchange Traded Fund	3,761,188	—	—	3,761,188
Escrow Securities	—	—	—^	—^
Short-Term Investment	3,354,581	—	—	3,354,581
Total Investments in Securities	$329,846,370	$160,561,363	$—	$490,407,733

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts**
Unrealized Appreciation	$—	$12,659	$—	$12,659
Unrealized Depreciation	—	(11,946)	—	(11,946)
Reverse Repurchase Agreements***	—	(23,934,218)	—	(23,934,218)
Total Other Financial Instruments	$—	$(23,933,505)	$—	$(23,933,505)

‡	A reconciliation of Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.
**	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.
***	See Note 2 in Notes to Financial Statements for more information on reverse repurchase agreements.
^

Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN were considered Level 3 when originally converted to escrow shares and were valued at $0, and the values have remained $0 throughout the period ended June 30, 2015.

For the period ended June 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities June 30, 2015 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in securities, at value (Note 2)	$163,915,944
Investments in affiliated funds, at value	326,491,789
Foreign currency, at value	6,769
Receivable for investment securities sold	6,843,101
Dividends and interest receivable	863,275
Reclaims receivable	103,300
Subscriptions receivable	47,565
Unrealized gain on forward foreign currency contracts	12,659
Prepaid expenses	10,419
Total assets	498,294,821

LIABILITIES:
Reverse repurchase agreements	23,934,218
Payable for investment securities purchased	3,504,574
Redemptions payable	659,039
Unrealized loss on forward foreign currency contracts	11,946
Distribution (12b-1) fees payable (Note 4)	98,288
Investment advisory fees payable (Note 3)	24,225
Administration fees payable	27,473
Trustees' fees payable	21,430
Chief Compliance Officer expenses payable	1,576
Other accrued expenses	71,002
Total liabilities	28,353,771

NET ASSETS	$469,941,050

NET ASSETS consist of:
Paid-in capital	$442,340,538
Undistributed net investment income	10,908,866
Accumulated net realized gain on investments and foreign currency transactions	23,326,136
Net unrealized depreciation of investments	(6,615,145)
Net unrealized depreciation on forward foreign currency contracts and foreign currency translation	(19,345)

NET ASSETS	$469,941,050

SHARES OUTSTANDING:
(Unlimited shares authorized)	23,116,520

NET ASSET VALUE:
(Offering and redemption price per share)	$20.33

Investments in securities, at cost (Note 2)	$165,327,652
Investments in affiliated funds, at cost	331,695,226
Foreign currency, at cost	6,723

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Six Months Ended June 30, 2015 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividends	$334,937
Interest	3,204,686
Income from distributions of affiliated investments	9,501
Total income	3,549,124

EXPENSES:
Investment advisory fees (Note 3)	409,236
Distribution (12b-1) fees (Note 4)	589,102
Administration fees (Note 3)	166,710
Trustees' fees (Note 3)	36,156
Chief Compliance Officer expenses	1,576
Professional fees	58,927
Interest expense	40,889
Transfer agent fees	12,372
Printing fees	47,223
Custodian fees	57,945
Other	32,867
Total expenses	1,453,003
Fees waived by Adviser (Note 3)	(217,488)
Net expenses	1,235,515

Net investment income	2,313,609

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain from:
Investments	439,023
Sale of affiliated investment company shares	912,206
Foreign currency transactions	115,992
Net change in unrealized appreciation/(depreciation) of:
Investments	(1,026,362)
Investments in affiliated funds	11,169,782
Other assets and liabilities denominated in foreign currencies	(51,167)

Net realized and unrealized gain on investments and foreign currencies	11,559,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,873,083

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Changes in Net Assets For the Six Months Ended June 30, 2015 (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND
OPERATIONS:
Net investment income	$2,313,609
Net realized gain on investments, sale of affiliated investment company shares and foreign currency transactions	1,467,221
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	10,092,253
Net increase in net assets resulting from operations	13,873,083

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,518,760
Shares redeemed	(26,801,115)

Net decrease in net assets from capital stock transactions	(22,282,355)

Net decrease in net assets	(8,409,272)

NET ASSETS:
Beginning of period	478,350,322
End of period	$469,941,050

Undistributed net investment income at end of period	$10,908,866

CAPITAL SHARE TRANSACTIONS:
Shares sold	222,554
Shares redeemed	(1,321,395)

Net decrease in shares outstanding	(1,098,841)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Changes in Net Assets For the Year Ended December 31, 2014

WILSHIRE GLOBAL ALLOCATION FUND
OPERATIONS:
Net investment income	$2,876,008
Net realized gain on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions	27,848,341
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	(31,446,752)
Net decrease in net assets resulting from operations	(722,403)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,213,045)
Total distributions to shareholders	(2,213,045)

CAPITAL STOCK TRANSACTIONS†: (DOLLARS)
Shares sold	356,783,752
Shares issued as reinvestment of distributions	2,213,045
Shares redeemed	(35,530,694)

Net increase in net assets from capital stock transactions	323,466,103

Net increase in net assets	320,530,655

NET ASSETS:
Beginning of year	157,819,667
End of year	$478,350,322

Undistributed net investment income at end of year	$8,595,257

CAPITAL SHARE TRANSACTIONS†:
Shares sold	17,782,236
Shares issued as reinvestment of distributions	111,996
Shares redeemed	(1,803,861)

Net increase in shares outstanding	16,090,371

†	Includes subscriptions as a result of fund merger. See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2015	Year Ended December 31,
	(Unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$19.75	$19.42	$16.68	$15.42	$15.99	$14.71

Income/(loss) from investment operations:
Net investment income[1]	0.10	0.23	0.15	0.27	0.52	0.41
Net realized and unrealized gain/(loss) on investments	0.48	0.19 [5]	2.90 [4]	1.60 [3]	(0.62)	1.20
Total from investment operations	0.58	0.42	3.05	1.87	(0.10)	1.61

Less distributions:
From net investment income	0.00	(0.09)	(0.31)	(0.61)	(0.47)	(0.33)
Total distributions	0.00	(0.09)	(0.31)	(0.61)	(0.47)	(0.33)
Net asset value, end of period	$20.33	$19.75	$19.42	$16.68	$15.42	$15.99
Total return[2]	2.94%[8]	2.17%	18.31%	12.11%	(0.65)%	10.92%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$469,941	$478,350	$157,820	$148,169	$150,825	$168,894
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.52%[9]	0.52%	0.29%	0.18%	0.17%	0.18%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.61%[9]	0.57%[6]	0.29%	0.18%	0.17%	0.18%
Net investment income	0.97%[9]	1.17%	0.85%	1.61%	3.22%	2.67%
Portfolio turnover rate	10%[8]	83%[7]	151%	7%	21%	12%

†	These ratios do not include expenses from the underlying funds.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund. The amount of these distributions represents $0.21 per share.
[4]

Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund. The amount of these distributions represents $0.44 per share.

[5]

Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. The amount of these distributions represents $0.92 per share.

[6]	Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
[7]	Includes the effect of in-kind transactions. See Note 10 in Notes to Financial Statements.
[8]	Not Annualized.
[9]	Annualized.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2015 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 4 separate investment portfolios. The financial statements herein are those of the Wilshire Global Allocation Fund (formerly the Balanced Fund) (the “Fund”). The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Fund are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Fund may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to seek to realize a high long-term total rate of return consistent with prudent investment risks.

On September 22, 2014, the Balanced Fund was renamed the Wilshire Global Allocation Fund, and the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) merged into the Wilshire Global Allocation Fund.

2. Significant Accounting Policies.

Use of estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in the underlying funds are valued at their net asset value as reported by the underlying funds.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended June 30, 2015, there have been no significant changes to the Fund’s fair value methodologies.

Fair value measurement classifications are summarized in the Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements for investment purposes. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. At the time the Fund enters into a reverse repurchase agreement, the Fund segregates cash, cash equivalents, or other liquid assets, including equity securities and debt securities, at least equal in value to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of June 30, 2015 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Bank of America
Corporate Bonds	$—	$—	$—	$(1,727,695)	$(1,727,695)	1.130%
Barclays
Corporate Bonds	—	—	(1,278,857)	—	(1,278,857)	1.400%
U.S. Treasury Obligations	(1,900,937)	—	—	—	(1,900,937)	0.000%
U.S. Treasury Obligations	(4,774,613)	—	—	—	(4,774,613)	0.100%
Credit Suisse First Boston
Corporate Bonds	(481,875)	—	—	—	(481,875)	0.900%
Corporate Bonds	—	—	—	(729,375)	(729,375)	0.900%
Corporate Bonds	(1,137,063)	—	—	—	(1,137,063)	0.900%
Foreign Bonds	(943,750)	—	—	—	(943,750)	-0.750%
Foreign Bonds	(1,144,125)	—	—	—	(1,144,125)	0.900%
JPMorgan Chase
Corporate Bonds	—	—	(2,068,469)	—	(2,068,469)	0.730%
Quality Distribution
Corporate Bonds	—	—	(1,130,709)	—	(1,130,709)	1.130%
RBC
Corporate Bonds	—	—	(1,563,750)	—	(1,563,750)	0.650%
Foreign Bonds	—	(1,330,375)	—	—	(1,330,375)	0.750%
Municipal Bonds	—	(1,123,875)	—	—	(1,123,875)	0.700%
Municipal Bonds	—	(2,598,750)	—	—	(2,598,750)	0.650%
Total reverse repurchase agreements	$(10,382,363)	$(5,053,000)	$(6,041,785)	$(2,457,070)	$(23,934,218)

When-issued and delayed delivery investments — The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. The Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Fund uses when-issued investments as a way to participate in a new issuance. As of, and during the six months ended June 30, 2015, the Fund held no when-issued and delayed delivery investments.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Investments in REITs — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Asset-backed and mortgage securities — The Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, the sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of June 30, 2015.

Over-the-Counter (“OTC”) Derivative Contracts — To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the Fund’s OTC financial derivative instruments net of the related collateral (received)/pledged by counterparty at June 30, 2015:

Counterparty	Financial Derivative Assets	Financial Derivative Liabilities	Derivatives Available for Offset	Collateral Pledged or (Received)*	Net Amount
Forward foreign currency contracts
Bank of America	$12,659	$(11,946)	$713	$—	$713
Reverse repurchase agreements
Bank of America	—	(1,727,695)	(1,727,695)	1,727,695	—
Barclays	—	(7,954,407)	(7,954,407)	7,954,407	—
Credit Suisse First Boston	—	(4,436,188)	(4,436,188)	4,436,188	—
JPMorgan Chase	—	(2,068,469)	(2,068,469)	2,068,469	—
Quality Distribution	—	(1,130,709)	(1,130,709)	1,130,709	—
RBC	—	(6,616,750)	(6,616,750)	6,616,750	—
Total	$12,659	$(23,946,164)	$(23,933,505)	$23,934,218	$713

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed the amount and may fluctuate in value.

Expense policy — Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a fund are allocated proportionately among all funds of the Trust daily in relation to the net assets of each fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment programs. The Adviser has entered into an agreement with Guggenheim Partners Investment Management, LLC (“Guggenheim” or “Sub-Adviser”) to manage a portion of the Fund.

The Sub-Adviser’s fees are paid by the Adviser out of the advisory fees that it receives from the Fund. Fees paid to the Sub-Adviser depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to the Sub-Adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to the Sub-Adviser is not constant, and the relative amount of fees paid to the Sub-Adviser of the Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by the Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee. Because the Adviser pays the Sub-Adviser’s fees out of its own fees from the Fund, there will not be any “duplication” of advisory fees paid by the Fund.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Prior to September 17, 2014, the Adviser provided services and assumed expenses pursuant to an Investment Advisory Agreement for which it received a fee based on the Fund’s average daily net assets, computed daily and payable monthly, at an annual rate of 0.55% of the first $1 billion of the Fund’s average daily net assets, and 0.045% of the Fund’s average daily net assets over $1 billion; however, the Adviser reduced the advisory fees paid by the Balanced Fund by the amount of any advisory fees paid indirectly by the Balanced Fund with respect to investment in other investment companies as a result of the Balanced Fund’s investment in such investment companies’ securities. Effective September 17, 2014, the Investment Advisory Agreement was amended to provide that the Adviser shall reduce the advisory fee to be paid by the Fund to the Adviser by the amount of any advisory fees paid indirectly by the Fund to other affiliated investment companies as a result of the Fund’s investment in such investment companies’ securities.

Additionally, the Adviser has contractually agreed to limit expenses for the Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) (“Operating Expense Limit”) through April 30, 2016. Wilshire may recoup the amount of any advisory fee waived or expenses reimbursed within three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the Operating Expense Limit that was in place at the time of the waiver/expense reimbursement. At June 30, 2015, the amounts of waivers subject to recoupment for the Fund were $107,780, expiring in 2017 and $217,488, expiring in 2018.

For the six months ended June 30, 2015, the Adviser waived fees/reimbursed expenses of $217,488.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Northern Trust serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Fund, the Distributor receives a distribution and shareholder services fee, payable by the Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Fund. Under the Distribution Plan, the Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets.

Fees Paid Indirectly — Prior to the September 22, 2014 merger (see Note 9), the Trust had entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Acquired Funds’ commissions generated from transactions directed to the Distributor were used to reduce the Acquired Funds’ expenses. Under such program, the Distributor, as introducing broker, retained a portion of the Acquired Funds’ commissions. Such commissions due to be rebated to the Acquired Funds were rebated to the Fund after the September 22, 2014 merger. For the six months ended June 30, 2015, there were no commissions rebated to the Fund.

5. Security Transactions.

For the six months ended June 30, 2015, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$18,479,115	$30,042,265

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Purchases and sales of U.S. Government securities during the six months ended June 30, 2015 were:

Fund	Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$16,345,102	$9,382,935

Purchases and sales of affiliated investments during the six months ended June 30, 2015, and value as of June 30, 2015 were:

Fund	Value as of June 30, 2015	Purchases	Proceeds from Sales	Realized Gain	Income Distributions
Wilshire Global Allocation Fund
Guggenheim Strategy Fund I	$3,761,188	$3,756,360	$—	$—	$9,501
Wilshire International Equity Fund	163,691,749	—	8,765,903	(108,528)	—
Wilshire Large Company Growth Portfolio	68,394,982	—	3,153,136	257,945	—
Wilshire Large Company Value Portfolio	59,458,086	—	3,153,136	517,998	—
Wilshire Small Company Growth Portfolio	16,153,929	—	675,672	133,584	—
Wilshire Small Company Value Portfolio	15,031,855	—	675,672	111,207	—

6. Securities Lending.

The Fund may lend its investment securities in an amount of up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s investment performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Trust’s Board of Trustees will make arrangements to vote or consent with respect to a material event affecting portfolio securities on loan. At June 30, 2015, there were no securities on loan to brokers.

7. Significant Shareholder Activity.

On June 30, 2015, the Fund had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Fund. These represent omnibus shareholder accounts.

Fund
Wilshire Global Allocation Fund (1 omnibus shareholder)	100%

8. Tax Information.

No provision for Federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at June 30, 2015 for the Fund are as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Wilshire Global Allocation Fund	$497,022,878	$2,240,046	$(8,855,191)	$(6,615,145)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2014, the Wilshire Global Allocation Fund utilized capital loss carryforwards of $255,918 to offset capital gains.

The tax character of distributions declared during the years ended December 31, 2014 and 2013 were as follows:

Fund	2014 Ordinary Income	2014 Capital Gains	2013 Ordinary Income	2013 Capital Gains
Wilshire Global Allocation Fund	$2,213,045	$—	$2,515,446	$—

At December 31, 2014, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Wilshire Global Allocation Fund
Undistributed ordinary income	$13,562,004
Undistributed long-term capital gain	16,986,104
Unrealized appreciation/(depreciation)	(16,782,666)
Other temporary differences	(38,013)
Total distributable earnings/(accumulated losses)	$13,727,429

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

9. Fund Merger.

On May 16, 2014, the Board approved the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) into the Balanced Fund, subject to approval by shareholders of each Acquired Fund. At a shareholder meeting held on September 17, 2014, the shareholders of the Acquired Funds approved the merger. Pursuant to an Agreement and Plan of Reorganization approved by each Acquired Fund’s shareholders, all of the assets of the Acquired Funds were transferred to the Balanced Fund solely in exchange for the issuance and delivery to each of the Acquired Funds of voting shares of the Balanced Fund with a value equal to the value of each Acquired Fund’s assets net of liabilities, and for the assumption by the Balanced Fund of all liabilities of the Acquired Fund. The merger was completed on September 22, 2014 and the final value of the Balanced Fund was $505,737,431. Following the merger, the Balanced Fund changed its name to the Wilshire Global Allocation Fund.

Acquired Fund	Market Value of Securities Merged	Cash	Net Assets	Shares Before Merger	Shares of Balanced Fund Received	Realized Gain/(Loss)
Equity Fund	$85,387,442	$105,008,543	$190,237,594	$6,941,746	$9,479,696	$(29,321,774)
Income Fund	85,789	29,654,935	29,593,615	2,722,944	1,474,674	3,297
International Equity Fund	34,166,403	345,779	34,547,349	2,520,029	1,721,523	(4,377,701)
Small Cap Fund	20,860,364	21,129,460	41,935,464	2,447,826	2,089,679	2,356,531
Socially Responsible Fund	—	56,699,318	56,653,815	4,352,313	2,823,106	(13,342)

The financial statements represent the Balanced Fund for the period prior to the merger and the combined fund for the period subsequent to the merger.

10. In-Kind Transfers.

During the year ended December 31, 2014, the Fund sold $47,471,470 of the Income Fund and received $11,518,680 in securities and $35,952,790 in cash.

During the year ended December 31, 2014, the Equity Fund sold $35,999,390 of the Wilshire Large Company Growth Portfolio and received $34,822,983 worth of securities from the Wilshire Large Company Growth Portfolio and $1,176,407 in cash. The Equity Fund also sold $32,482,802 of the Wilshire Large Company Value Portfolio and received $30,202,110 in securities and $2,280,692 in cash.

During the year ended December 31, 2014, the Small Cap Fund sold $3,250,952 worth of the Wilshire Small Company Growth Portfolio and received $3,004,352 worth of securities from the Wilshire Small Company Growth Portfolio and $246,600 in cash. The Small Cap Fund also sold $4,267,931 worth of the Wilshire Small Company Value Portfolio and received $1,897,931 worth of securities from the Wilshire Small Company Value Portfolio and $2,370,000 in cash.

During the year ended December 31, 2014, the International Equity Fund purchased $16,089,894 worth of the Wilshire International Equity Fund and moved $15,809,310 worth of securities and $280,583 in cash.

11. Indemnifications.

In the normal course of business, the Trust on behalf of the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Risks.

Credit risk — The Fund’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Fund. The Fund’s sub-adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk — Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

13. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Wilshire Global Allocation Fund, the Wilshire Global Allocation Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

14. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Semi-Annual Report June 30, 2015 (Unaudited)

Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund
Board of Trustees
Roger A. Formisano Edward Gubman John C. Hindman	Suanne K. Luhn George J. Zock Chairman of the Board
Officers of the Funds
Jason Schwarz President	Nathan R. Palmer Vice President
Benkai Bouey Chief Compliance Officer	Reena Lalji Secretary
Michael Wauters Treasurer
Gaurav Chopra Assistant Treasurer

Administrator

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Transfer Agent

DST Systems, Inc.

333 W. 11th St.

Kansas City, MO 64105

Investment Adviser

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401-1085

Custodian

The Northern Trust Company

50 LaSalle Street

Chicago, IL 90401-1085

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1700

Philadelphia, PA 19103-7042

Investment Subadviser Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-002-0800

Wilshire Variable Insurance Trust
SEMI-ANNUAL REPORT (Unaudited) 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
June 30, 2015

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	1
Fund Commentaries	3
Disclosure of Fund Expenses	9
Schedules of Investments	11
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Additional Fund Information	25

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter To Shareholders

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this semi-annual report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2015 to June 30, 2015, for the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund.

MARKET ENVIRONMENT

U.S. Equity Market

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 1.68% during the first half of the year and posted its 12th consecutive quarterly gain in the second quarter. During the first six months of the year, small-cap stocks outpaced large-cap stocks, with the Wilshire U.S. Small-Cap IndexSM and Wilshire U.S. Large-Cap IndexSM returning 4.03% and 1.38%, respectively, while growth stocks outperformed value-oriented securities across capitalizations. Sector performance varied widely during the first six months of the year, with commodity-influenced and more interest rate sensitive sectors trailing while Health Care surged. Through June 30, the Health Care, Consumer Discretionary, and Telecom Services sectors returned 11.5%, 6.8%, and 5.1% respectively, while the Utilities, Energy, and Industrials sectors lagged, returning -10.6%, -4.3%, and -2.2%, respectively.

International Equity Market

International equities outpaced the domestic equity market during the first half of the year as the MSCI EAFE Index rose 5.52%. After trailing foreign developed markets during the first quarter, emerging markets lead their developed market counterparts in the second quarter. The MSCI Emerging Markets Index rose 2.95% through June 30. Global equity markets started 2015 with strong gains, with European stocks leading the charge. Despite Greece’s ongoing fiscal woes, the Eurozone began to show signs of economic recovery as recent moves by European central banks to relax monetary policy, including quantitative easing bond-buying programs, sent stock prices soaring. The European stock market rally that ushered in 2015 was brought to an abrupt end by the late-June breakdown in negotiations between the European Central Bank and beleaguered Greece, resulting in a second-quarter loss for European region stocks in local currency terms. Pacific region stocks also lost ground in June, but returned positive performance for the second quarter, adding to their strong first-quarter returns. China’s stock market suffered a deep correction in June, but year-to-date its run-up has been very strong, underpinning gains in emerging market equities as a whole.

Bond Market

Although the U.S. Federal Reserve refrained from raising short-term interest rates in the first half of the year, investors still began selling bonds in the second quarter to lock in gains and prepare for higher rates by year-end. After falling during the first quarter, U.S. Treasury yields rose over the second quarter at all maturities beyond one year, with two-year Treasury yields ticking up 8 basis points to 0.64% at quarter-end and thirty-year Treasury yields jumping 57 bps to 3.11%. High yield, as measured by the Barclays High Yield Index, returned 2.53% year-to-date, adding 1.79% of excess return over comparable U.S. Treasuries. Bank loans managed to post a positive quarter, returning 0.69% as measured by the S&P/LSTA Loans Index, and added 2.83% for the year. The 0.25-year duration profile avoided much of the negative performance on the long-end of a steepening curve.

Fund Performance Review

The 2015 ETF Fund returned 0.81%, underperforming the S&P Target Date 2015 Index by 0.67%. The 2025 ETF Fund returned 1.40%, underperforming the S&P Target Date 2025 Index return by 0.63%. The 2035 ETF Fund returned 1.85%, underperforming the S&P Target Date 2035 Index by 0.61%. While the Wilshire Variable Insurance Trust Target Maturity Funds struggled in the first half of 2015, we are confident that each Fund is well positioned for future growth.

 1

Wilshire Variable Insurance Trust Letter To Shareholders - (Continued)

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular.

Investing involves risks including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The 2015, 2025 & 2035 ETF Funds operate under a fund of funds structure, pursuant to which the Funds invest in exchange-traded funds (“ETFs”). An ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. Shareholders of a Fund bear their proportionate share of the ETFs’ fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

There can be no assurance that a Wilshire Variable Insurance Trust Target Maturity Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year in amounts adequate to meet the investor’s goals or retirement needs.

 2

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary

2015 ETF FUND

Average Annual Total Return

Six Months Ended 06/30/15*	0.81%
One Year Ended 06/30/15	0.31%
Five Years Ended 06/30/15	8.90%
Inception (05/01/06) through 06/30/15	4.48%

S&P TARGET DATE 2015 INDEX(1)

Average Annual Total Return

Six Months Ended 06/30/15*	1.48%
One Year Ended 06/30/15	2.12%
Five Years Ended 06/30/15	8.94%
Inception (05/01/06) through 06/30/15	5.16%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)

The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2015, fees totaling 0.12% of average net assets were waived.

 3

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of June 30, 2015)

The U.S. stock market got off to a slow start as the Wilshire 5000 Total Market IndexSM rose 1.68% through June 2015. The year started with a loss as increased market volatility, triggered by the continued sell off in oil and quantitative easing in the Eurozone, spooked investors. As volatility decreased in February, markets rebounded strongly before again retracting to end the first quarter. April and May posted positive returns as investors rallied around the Federal Reserve’s patience with raising interest rates. However, markets sold off during the last week of June as tensions in the Eurozone spilled into the domestic market as Greek Prime Minster Alexis Tsipras formally rejected the International Monetary Fund’s bailout offer.

International stock markets outperformed the U.S. as the MSCI All Country World ex-U.S. Index returned 4.03% in the first half of the year. The Eurozone showed signs of economic recovery as the European Central Bank began its quantitative easing program. Pacific markets continued to post strong quarterly gains as Japan, supported by positive corporate earnings and hopes of additional stimulus from the Bank of Japan, emerged from a recession, returning 13.6% through June 30. Uncertainty related to the Greek financial crisis increased market volatility towards the end of the second quarter.

After a strong first quarter, most fixed income markets sold off in the second quarter of 2015. The Barclays U.S. Aggregate Bond Index returned -0.10% year to date. During the second quarter sell off, investment grade corporates was the largest underperforming sector. On the other hand, structured securities was the best performing sector as shorter duration agency mortgage-backed securities and muted selling pressures buffered losses. The 10-year U.S. Treasury yield rose 18 basis points over the first half of the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The 2015 ETF Fund (the “Fund”) returned 0.81% for the first six months of 2015, underperforming the S&P Target Date 2015 Index return of 1.48% by 0.67%. Larger than the benchmark exposure to emerging market equities, local currency denominated emerging market bonds, and Real Estate Investment Trusts (“REITs”) weighed on performance. However, the Fund benefited from its overweight allocation to developed international equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

 4

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary

2025 ETF FUND

Average Annual Total Return

Six Months Ended 06/30/15*	1.40%
One Year Ended 06/30/15	0.86%
Five Years Ended 06/30/15	9.46%
Inception (05/01/06) through 06/30/15	4.13%

S&P TARGET DATE 2025 INDEX(1)

Average Annual Total Return

Six Months Ended 06/30/15*	2.03%
One Year Ended 06/30/15	2.22%
Five Years Ended 06/30/15	10.87%
Inception (05/01/06) through 06/30/15	5.47%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)

The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2015, fees totaling 0.09% of average net assets were waived.

 5

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of June 30, 2015)

The U.S. stock market got off to a slow start as the Wilshire 5000 Total Market IndexSM rose 1.68% through June 2015. The year started with a loss as increased market volatility, triggered by the continued sell off in oil and quantitative easing in the Eurozone, spooked investors. As volatility decreased in February markets rebounded strongly before again retracting to end the first quarter. April and May posted positive returns as investors rallied around the Federal Reserve’s patience with raising interest rates. However, markets sold off during the last week of June as tensions in the Eurozone spilled into the domestic market as Greek Prime Minster Alexis Tsipras formally rejected the International Monetary Fund’s bailout offer.

International stock markets outperformed the U.S. as the MSCI All Country World ex-U.S. Index returned 4.03% in the first half of the year. The Eurozone showed signs of economic recovery as the European Central Bank began its quantitative easing program. Pacific markets continued to post strong quarterly gains as Japan, supported by positive corporate earnings and hopes of additional stimulus from the Bank of Japan, emerged from a recession, returning 13.6% through June 30. Uncertainty related to the Greek financial crisis increased market volatility towards the end of the second quarter.

After a strong first quarter, most fixed income markets sold off in the second quarter of 2015. The Barclays U.S. Aggregate Bond Index returned -0.10% year to date. During the second quarter sell off, investment grade corporates was the largest underperforming sector. On the other hand, structured securities was the best performing sector as shorter duration agency mortgage-backed securities and muted selling pressures buffered losses. The 10-year U.S. Treasury yield rose 18 basis points over the first half of the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The 2025 ETF Fund (the “Fund”) returned 1.40% for the first six months of 2015, underperforming the S&P Target Date 2025 Index return of 2.03% by 0.63%. Larger than the benchmark exposure to emerging market equities, local currency denominated emerging market bonds, and Real Estate Investment Trusts (“REITs”) weighed on performance. However, the Fund benefited from its overweight allocation to developed international equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

 6

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary

2035 ETF FUND

Average Annual Total Return

Six Months Ended 06/30/15*	1.85%
One Year Ended 06/30/15	1.41%
Five Years Ended 06/30/15	10.48%
Inception (05/01/06) through 06/30/15	3.71%

S&P TARGET DATE 2035 INDEX(1)

Average Annual Total Return

Six Months Ended 06/30/15*	2.46%
One Year Ended 06/30/15	2.42%
Five Years Ended 06/30/15	12.24%
Inception (05/01/06) through 06/30/15	5.58%

*	Not annualized.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)

The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the six months ended June 30, 2015, fees totaling 0.09% of average net assets were waived.

 7

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of June 30, 2015)

The U.S. stock market got off to a slow start as the Wilshire 5000 Total Market IndexSM rose 1.68% through June 2015. The year started with a loss as increased market volatility, triggered by the continued sell off in oil and quantitative easing in the Eurozone, spooked investors. As volatility decreased in February markets rebounded strongly before again retracting to end the first quarter. April and May posted positive returns as investors rallied around the Federal Reserve’s patience with raising interest rates. However, markets sold off during the last week of June as tensions in the Eurozone spilled into the domestic market as Greek Prime Minster Alexis Tsipras formally rejected the International Monetary Fund’s bailout offer.

International stock markets outperformed the U.S. as the MSCI All Country World ex-U.S. Index returned 4.03% in the first half of the year. The Eurozone showed signs of economic recovery as the European Central Bank began its quantitative easing program. Pacific markets continued to post strong quarterly gains as Japan, supported by positive corporate earnings and hopes of additional stimulus from the Bank of Japan, emerged from a recession, returning 13.6% through June 30. Uncertainty related to the Greek financial crisis increased market volatility towards the end of the second quarter.

After a strong first quarter, most fixed income markets sold off in the second quarter of 2015. The Barclays U.S. Aggregate Bond Index returned -0.10% year to date. During the second quarter sell off, investment grade corporates was the largest underperforming sector. On the other hand, structured securities was the best performing sector as shorter duration agency mortgage-backed securities and muted selling pressures buffered losses. The 10-year U.S. Treasury yield rose 18 basis points over the first half of the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The 2035 ETF Fund (the “Fund”) returned 1.85% for the first six months of 2015, underperforming the S&P Target Date 2035 Index return of 2.46% by 0.61%. Larger than the benchmark exposure to emerging market equities, local currency denominated emerging market bonds, and Real Estate Investment Trusts (“REITs”) weighed on performance. However, the Fund benefited from its overweight allocation to developed international equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

 8

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended June 30, 2015 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

 9

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continued) For the Six Months Ended June 30, 2015 (Unaudited)

	Beginning Account Value 01/01/15	Ending Account Value 06/30/15	Expense Ratio(1)(2)	Expenses Paid During Period 01/01/15-06/30/15(3)(4)
2015 ETF Fund
Actual Fund Return	$ 1,000.00	$ 1,008.10	0.60%	$ 2.99
Hypothetical 5% Return	$ 1,000.00	$ 1,021.82	0.60%	$ 3.01
2025 ETF Fund
Actual Fund Return	$ 1,000.00	$ 1,014.00	0.60%	$ 3.00
Hypothetical 5% Return	$ 1,000.00	$ 1,021.82	0.60%	$ 3.01
2035 ETF Fund
Actual Fund Return	$ 1,000.00	$ 1,018.50	0.60%	$ 3.00
Hypothetical 5% Return	$ 1,000.00	$ 1,021.82	0.60%	$ 3.01

(1)	The expense ratio does not include the expenses of the underlying ETFs.
(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(4)	Expenses shown do not include annuity contract fees.

 10

Wilshire Variable Insurance Trust Schedules of Investments June 30, 2015 (Unaudited)

	2015 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 98.7%
51,670	Market Vectors Emerging Markets Local Currency Bond ETF	$1,009,632
53,480	SPDR Barclays High Yield Bond ETF	2,055,236
109,310	Vanguard Europe Pacific ETF(a)	4,334,142
19,140	Vanguard Extended Market VIPERs ETF	1,760,689
31,806	Vanguard FTSE Emerging Markets ETF(a)	1,300,229
17,700	Vanguard Global ex-U.S. Real Estate ETF(a)	981,642
13,166	Vanguard REIT ETF(a)	983,369
38,100	Vanguard S&P 500 ETF(a)	7,194,804
68,560	Vanguard Scottsdale Funds	5,848,168
35,980	Vanguard Short-Term Inflation-Protected Securities ETF	1,751,506
67,970	Vanguard Total Bond Market ETF	5,523,242
19,690	Vanguard Total International Bond ETF	1,031,165

Total Exchange Traded Funds — 98.7%
(Cost $31,092,106)		33,773,824

SHORT-TERM INVESTMENTS (c) — 23.5%
398,063	Northern Trust Institutional Government Select Portfolio, 0.010%	398,063
7,661,187	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	7,661,187

Total Short-Term Investments — 23.5%
(Cost $8,059,250)		8,059,250

Total Investments — 122.2%
(Cost $39,151,356)		41,833,074

Other Assets & Liabilities, Net — (22.2)%		(7,594,067)

NET ASSETS — 100.0%		$34,239,007

	2025 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.8%
61,250	Market Vectors Emerging Markets Local Currency Bond ETF	$1,196,825
79,276	SPDR Barclays High Yield Bond ETF	3,046,577
269,160	Vanguard Europe Pacific ETF(a)	10,672,194
47,720	Vanguard Extended Market VIPERs ETF	4,389,763
84,781	Vanguard FTSE Emerging Markets ETF(a)	3,465,847
20,890	Vanguard Global ex-U.S. Real Estate ETF(a)	1,158,559
15,480	Vanguard REIT ETF(a)	1,156,201
87,140	Vanguard S&P 500 ETF(a)	16,455,518
93,240	Vanguard Scottsdale Funds	7,953,372
38,390	Vanguard Short-Term Inflation-Protected Securities ETF	1,868,825
90,652	Vanguard Total Bond Market ETF	7,366,382
23,340	Vanguard Total International Bond ETF	1,222,316

Total Exchange Traded Funds — 97.8%
(Cost $54,399,525)		59,952,379

SHORT-TERM INVESTMENTS (c) — 49.3%
1,150,338	Northern Trust Institutional Government Select Portfolio, 0.010%	1,150,338
29,104,504	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	29,104,504

Total Short-Term Investments — 49.3%
(Cost $30,254,842)		30,254,842

Total Investments — 147.1%
(Cost $84,654,367)		90,207,221

Other Assets & Liabilities, Net — (47.1)%		(28,872,912)

NET ASSETS — 100.0%		$61,334,309

See Notes to Financial Statements.

 11

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) June 30, 2015 (Unaudited)

	2035 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 96.9%
37,050	Market Vectors Emerging Markets Local Currency Bond ETF	$723,957
38,340	SPDR Barclays High Yield Bond ETF	1,473,406
397,980	Vanguard Europe Pacific ETF(a)	15,779,907
74,200	Vanguard Extended Market VIPERs ETF(a)	6,825,658
119,639	Vanguard FTSE Emerging Markets ETF(a)	4,890,842
25,270	Vanguard Global ex-U.S. Real Estate ETF(a)	1,401,474
18,734	Vanguard REIT ETF(a)	1,399,243
140,600	Vanguard S&P 500 ETF(a)	26,550,904
69,420	Vanguard Scottsdale Funds	5,921,526
30,960	Vanguard Short-Term Inflation-Protected Securities ETF	1,507,133
63,954	Vanguard Total Bond Market ETF	5,196,902
14,120	Vanguard Total International Bond ETF	739,464

Total Exchange Traded Funds — 96.9%
(Cost $63,845,093)		72,410,416

SHORT-TERM INVESTMENTS (c) — 37.4%
1,934,101	Northern Trust Institutional Government Select Portfolio, 0.010%	1,934,101
25,972,699	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	25,972,699

Total Short-Term Investments — 37.4%
(Cost $27,906,800)		27,906,800

Total Investments — 134.3%
(Cost $91,751,893)		100,317,216

Other Assets & Liabilities, Net — (34.3)%		(25,623,507)

NET ASSETS — 100.0%		$74,693,709

(a)

This security or a partial position of this security is on loan at June 30, 2015. The total market value of securities on loan at June 30, 2015 for the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $7,490,619, $28,515,280 and $25,388,722, respectively.

(b)

This security was purchased with cash collateral held from securities on loan. The total value of such securities at June 30, 2015 for 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $7,661,187, $29,104,504 and $25,972,699, respectively.

(c)	Rate shown is the 7-day effective yield as of June 30, 2015.

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

VIPERs — Vanguard Index Participation Equity Receipts

As of June 30, 2015, the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the period ended June 30, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

See Notes to Financial Statements.

 12

Wilshire Variable Insurance Trust Statements of Assets and Liabilities June 30, 2015 (Unaudited)

	2015 ETF FUND		2025 ETF FUND		2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$41,833,074	*	$90,207,221	*	$100,317,216	*
Dividends and interest receivable	85,344		190,818		274,564
Receivable for Fund shares sold	36,114		93,826		140,746
Prepaid expenses	763		1,325		1,578
Total assets	41,955,295		90,493,190		100,734,104

LIABILITIES:
Payable upon return on securities loaned	7,661,187		29,104,504		25,972,699
Payable for Fund shares redeemed	17,789		958		6,041
Distribution fees payable (Note 4)	7,042		12,342		14,955
Investment advisory fees payable (Note 3)	3,939		8,154		10,266
Administration fees payable	1,985		3,561		4,338
Trustees' fees payable	1,514		2,568		3,099
Chief Compliance Officer expenses payable	113		188		224
Other accrued expenses	22,719		26,606		28,773
Total liabilities	7,716,288		29,158,881		26,040,395

NET ASSETS	$34,239,007		$61,334,309		$74,693,709

NET ASSETS consist of:
Paid-in capital	$28,272,169		$51,381,993		$61,810,220
Undistributed net investment income	964,837		1,567,310		1,849,370
Accumulated net realized gain on investments	2,320,283		2,832,152		2,468,796
Net unrealized appreciation of investments	2,681,718		5,552,854		8,565,323

NET ASSETS	$34,239,007		$61,334,309		$74,693,709

SHARES OUTSTANDING:
(Unlimited shares authorized)	2,766,118		4,987,255		6,171,923

NET ASSET VALUE:
(Offering and redemption price per share)	$12.38		$12.30		$12.10

Investments in securities, at cost (Note 2)	$31,490,169		$55,549,863		$65,779,194
Cash collateral for securities on loan, at cost	7,661,187		29,104,504		25,972,699

* Includes Market Value of Securities on Loan	$7,490,619		$28,515,280		$25,388,722

See Notes to Financial Statements.

 13

Wilshire Variable Insurance Trust Statements of Operations For the Six Months Ended June 30, 2015 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income from investment companies	$396,465	$680,797	$811,111
Income from Security Lending	3,059	6,308	7,785
Foreign taxes withheld	(816)	(1,077)	(792)
Total income	398,708	686,028	818,104

EXPENSES:
Investment advisory fees (Note 3)	43,044	74,778	89,928
Distribution fees (Note 4)	43,044	74,778	89,928
Administration fees (Note 3)	12,052	20,938	25,180
Trustees' fees and expenses (Note 3)	2,584	4,413	5,311
Chief Compliance Officer expenses	113	187	224
Audit fees	5,631	6,038	6,232
Legal fees	3,486	5,887	7,062
Printing fees	3,295	5,747	6,950
Custodian fees	5,306	8,300	9,860
Transfer agent fees	3,930	4,138	4,281
Other	1,471	2,429	2,889
Total expenses	123,956	207,633	247,845
Fees waived by Adviser (Note 3)	(20,652)	(28,170)	(32,023)
Net expenses	103,304	179,463	215,822

Net investment income	295,404	506,565	602,282

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sales of investments	316,115	558,883	326,500
Realized gain distributions from investment company shares	981	1,295	952

Net change in unrealized appreciation (depreciation) on investments	(328,735)	(314,252)	316,737

Net realized and unrealized gain (loss) on investments	(11,639)	245,926	644,189

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$283,765	$752,491	$1,246,471

See Notes to Financial Statements.

 14

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Six Months Ended June 30, 2015 (Unaudited)

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$295,404	$506,565	$602,282
Net realized gains from sales of investments and realized gain distributions from investment company shares	317,096	560,178	327,452
Net change in unrealized appreciation (depreciation) on investments	(328,735)	(314,252)	316,737
Net increase in net assets resulting from operations	283,765	752,491	1,246,471

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	2,664,706	6,869,077	8,365,059
Shares redeemed	(2,906,772)	(3,069,400)	(2,886,867)

Net increase/(decrease) in net assets from capital stock transactions	(242,066)	3,799,677	5,478,192

Net increase in net assets	41,699	4,552,168	6,724,663

NET ASSETS:
Beginning of period	34,197,308	56,782,141	67,969,046
End of period	$34,239,007	$61,334,309	$74,693,709

Undistributed net investment income at end of period	$964,837	$1,567,310	$1,849,370

CAPITAL SHARE TRANSACTIONS:
Shares sold	212,790	553,521	685,082
Shares redeemed	(231,571)	(247,623)	(236,470)

Net increase/(decrease) in shares outstanding	(18,781)	305,898	448,612

See Notes to Financial Statements.

 15

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2014

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$664,142	$1,053,782	$1,241,873
Net realized gains from sales of investments	2,016,899	2,278,980	2,151,845
Net change in unrealized depreciation on investments	(1,065,551)	(722,052)	(165,509)
Net increase in net assets resulting from operations	1,615,490	2,610,710	3,228,209

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(563,159)	(691,713)	(791,126)
Net realized capital gains	(908,941)	(471,781)	(269,131)
Total distributions to shareholders	(1,472,100)	(1,163,494)	(1,060,257)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,334,009	8,831,973	10,946,833
Shares issued as reinvestment of distributions	1,472,097	1,163,493	1,060,256
Shares redeemed	(5,198,745)	(3,486,981)	(4,238,618)

Net increase in net assets from capital stock transactions	607,361	6,508,485	7,768,471

Net increase in net assets	750,751	7,955,701	9,936,423

NET ASSETS:
Beginning of year	33,446,557	48,826,440	58,032,623
End of year	$34,197,308	$56,782,141	$67,969,046

Undistributed net investment income at end of year	$669,433	$1,060,745	$1,247,088

CAPITAL SHARE TRANSACTIONS:
Shares sold	343,402	726,293	925,343
Shares issued as reinvestment of distributions	118,459	95,319	88,909
Shares redeemed	(410,175)	(285,794)	(357,199)

Net increase in shares outstanding	51,686	535,818	657,053

See Notes to Financial Statements.

 16

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of period	$12.28	$12.24	$11.39	$10.37	$10.37	$9.37

Income from investment operations:
Net investment income[1]	0.11	0.24	0.22	0.24	0.27	0.16
Net realized and unrealized gain/(loss) on investments	(0.01)	0.35	0.96	1.06	(0.11)	0.91
Total from investment operations	0.10	0.59	1.18	1.30	0.16	1.07

Less distributions:
From net investment income	0.00	(0.21)	(0.22)	(0.26)	(0.16)	(0.07)
From capital gains	0.00	(0.34)	(0.11)	(0.02)	0.00	0.00
Total distributions	0.00	(0.55)	(0.33)	(0.28)	(0.16)	(0.07)

Net asset value, end of period	$12.38	$12.28	$12.24	$11.39	$10.37	$10.37

Total return[2]	0.81%[4]	4.78%	10.38%	12.48%	1.56%	11.41%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,239	$34,197	$33,447	$30,291	$25,582	$25,559
Operating expenses including reimbursement/waiver/recoupment†	0.60%[5]	0.62%[3]	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.72%[5]	0.75%	0.74%	0.71%	0.71%	0.68%
Net investment income†	1.72%[5]	1.93%	1.82%	2.15%	2.55%	1.70%
Portfolio turnover rate	4%[4]	38%	23%	11%	70%	37%

†	These ratios do not include expenses from ETFs.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.

 17

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of period	$12.13	$11.78	$10.68	$9.81	$9.90	$8.91

Income from investment operations:
Net investment income[1]	0.10	0.24	0.21	0.23	0.25	0.16
Net realized and unrealized gain/(loss) on investments	0.07	0.36	1.09	1.01	(0.22)	0.89
Total from investment operations	0.17	0.60	1.30	1.24	0.03	1.05

Less distributions:
From net investment income	0.00	(0.15)	(0.20)	(0.19)	(0.12)	(0.06)
From capital gains	0.00	(0.10)	0.00	(0.18)	0.00	0.00
Total distributions	0.00	(0.25)	(0.20)	(0.37)	(0.12)	(0.06)

Net asset value, end of period	$12.30	$12.13	$11.78	$10.68	$9.81	$9.90

Total return[2]	1.40%[4]	5.12%	12.22%	12.73%	0.26%	11.77%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$61,334	$56,782	$48,826	$38,638	$29,542	$24,587
Operating expenses including reimbursement/waiver/recoupment†	0.60%[5]	0.62%[3]	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.69%[5]	0.74%	0.71%	0.71%	0.72%	0.70%
Net investment income†	1.69%[5]	1.98%	1.85%	2.19%	2.48%	1.73%
Portfolio turnover rate	4%[4]	23%	12%	6%	66%	32%

†	These ratios do not include expenses from ETFs.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.

 18

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Net asset value, beginning of period	$11.88	$11.45	$10.15	$9.31	$9.57	$8.55

Income/(loss) from investment operations:
Net investment income[1]	0.10	0.23	0.21	0.23	0.23	0.14
Net realized and unrealized gain/(loss) on investments	0.12	0.39	1.31	1.07	(0.39)	0.93
Total from investment operations	0.22	0.62	1.52	1.30	(0.16)	1.07

Less distributions:
From net investment income	0.00	(0.14)	(0.20)	(0.16)	(0.10)	(0.05)
From capital gains	0.00	(0.05)	(0.02)	(0.30)	0.00	0.00
Total distributions	0.00	(0.19)	(0.22)	(0.46)	(0.10)	(0.05)

Net asset value, end of period	$12.10	$11.88	$11.45	$10.15	$9.31	$9.57

Total return[2]	1.85%[4]	5.39%	14.97%	14.09%	(1.68)%	12.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$74,694	$67,969	$58,033	$42,750	$30,960	$25,019
Operating expenses including reimbursement/waiver/recoupment†	0.60%[5]	0.62%[3]	0.60%	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.69%[5]	0.75%	0.71%	0.71%	0.72%	0.70%
Net investment income†	1.67%[5]	1.96%	1.93%	2.30%	2.41%	1.64%
Portfolio turnover rate	3%[4]	22%	7%	6%	74%	35%

†	These ratios do not include expenses from ETFs.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.

 19

Wilshire Variable Insurance Trust Notes to Financial Statements June 30, 2015 (Unaudited)

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 4 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Fund of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate semi-annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2. Significant Accounting Policies.

Use of estimates — Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the six months ended June 30, 2015, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended June 30, 2015, there were no Level 3 securities held by the Funds.

 20

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3. Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Funds and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Funds to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2016. Wilshire may recoup the amount of any management fee waived or expense reimbursed within three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the expense limitation that was in place at the time of the waiver/expense reimbursement. At June 30, 2015, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $30,654, $36,557, and $39,348, respectively, expiring in 2015; $45,932, $48,606 and $53,990, respectively, expiring in 2016; $44,400, $68,756 and $81,265, respectively, expiring in 2017; and $20,652, $28,170 and $32,023, respectively, expiring in 2018.

For the six months ended June 30, 2015, the Adviser waived fees/reimbursed expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$20,652
2025 ETF Fund	28,170
2035 ETF Fund	32,023

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

 21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

Officers’ and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, and a Committee telephonic meeting fee of $500.

4. Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5. Security Transactions.

For the six months ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$1,616,612	$1,493,702
2025 ETF Fund	6,616,908	2,507,035
2035 ETF Fund	7,221,887	1,754,288

6. Securities Lending.

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at June 30, 2015 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At June 30, 2015, $7,661,187, $29,104,504 and $25,972,699 of this cash equivalent represents the collateral received, net of any fees retained by the securities lending agent for securities on loan in the 2015 ETF, 2025 ETF Fund and the 2035 ETF Fund, respectively.

 22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

7. Significant Shareholder Activity.

On June 30, 2015, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	98%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	98%

8. Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at June 30, 2015 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$39,151,356	$3,221,224	$(539,506)	$2,681,718
2025 ETF Fund	84,654,367	6,491,885	(939,031)	5,552,854
2035 ETF Fund	91,751,893	9,494,406	(929,083)	8,565,323

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2014 and 2013, respectively were as follows:

Fund	2014 Ordinary Income	2014 Capital Gains	2013 Ordinary Income	2013 Capital Gains
2015 ETF Fund	$563,159	$908,941	$620,001	$261,332
2025 ETF Fund	691,713	471,781	831,269	—
2035 ETF Fund	791,126	269,131	986,094	102,825

 23

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) June 30, 2015 (Unaudited)

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$669,435	$1,091,076	$1,261,017
Accumulated capital gain	2,011,412	2,241,633	2,132,603
Unrealized appreciation	3,002,227	5,867,106	8,243,410
Other temporary differences	(1)	10	(12)
Total distributable earnings	$5,683,073	$9,199,825	$11,637,018

9. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10. Credit Risk.

Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

11. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

 24

Wilshire Variable Insurance Trust Additional Fund Information

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

 25

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

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Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-SA-003-0800

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 .

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: September 3, 2015

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: September 3, 2015

*	Print the name and title of each signing officer under his or her signature.